Lincoln Benefit Life Company
Lincoln Benefit Life Variable Life Account

Supplement dated July 1, 2025
to the Prospectus for the following policy:

Investor's Select Variable Universal Life

This supplement contains information about changes in the above-referenced prospectus for certain variable life policies issued by Lincoln Benefit Life Company.

Investment Option Update

This Supplement is to inform you that there is a change to a variable investment option that is available in your Policy.

Invesco Oppenheimer V.I. International Growth Fund - Fund Name Change:
Effective on or about August 22, 2025 (“Effective Date”), all references to the Fund will be changed as follows:

Current Fund Name	Revised Fund Name
Invesco Oppenheimer V.I. International Growth Fund - Series II	Invesco V.I. International Growth Fund - Series II

For future reference, please keep this supplement together with your prospectus.